EX-99.13
SCHEDULE OF COMPUTATION OF PERFORMANCE INFORMATION


                           SCHEDULE OF COMPUTATION OF
                        Total Return Information for the
                               Stock Index Account


                                                                 January 1, 2000          25 months (From January 4, 1999
                                                                        to                   commencement of operations
                                                                December 31, 2000              to December 31, 2000)
                                                                -----------------              ---------------------


Hypothetical initial                                                $1,000.00                        $1,000.00
payment of $1,000 (P)

Accumulation unit value:

At start of period (A)                                               $31.5527                         $26.0969

At end of period (B)                                                 $29.1154                         $29.1154



Ending value of
hypothetical investment
(EV) = P  x  (B/A)                                                   $922.75                         $1,115.67




Cumulative rate of total
return = ((EV/P)-1)  x  100                                           -7.72%                           11.57%



Number of years
in period (n)                                                           1                                2

                       n
Net change factor (1+T)
= EV/P                                                               0.92275                          1.11567


Average annual compound
rate of total return (T)                                              -7.72%                          5.64%





Number of years:                     2.00

                           SCHEDULE OF COMPUTATION OF
                        Total Return Information for the
                              Social Choice Account


                                             January 1, 2000                  9 months (From April 3, 2000
                                                   to                          commencement of operations
                                            December 31, 2000                     to December 31, 2000)
                                            -----------------                     ---------------------


Hypothetical initial                            $1,000.00                               $1,000.00
payment of $1,000 (P)

Accumulation unit value:

At start of period (A)                           $26.7035                                $26.7035

At end of period (B)                             $24.2904                                $24.2904



Ending value of
hypothetical investment
(EV) = P  x  (B/A)                               $909.63                                 $909.63




Cumulative rate of total
return = ((EV/P)-1)  x  100                      -9.04%                                  -9.04%



Number of years
in period (n)                                       0                                       0


                       n
Net change factor (1+T)
= EV/P                                           0.90963                                 0.90963


Average annual compound
rate of total return (T)                           N/A                                     N/A





Number of years:                   0.75

                           SCHEDULE OF COMPUTATION OF
                        Total Return Information for the
                              Growth Equity Account


                                                January 1, 2000                        9 months (From April 3, 2000
                                                      to                                commencement of operations
                                               December 31, 2000                           to December 31, 2000)
                                               -----------------                           ---------------------


Hypothetical initial                              $1,000.00                                     $1,000.00
payment of $1,000 (P)

Accumulation unit value:

At start of period (A)                             $26.1634                                      $26.1634

At end of period (B)                               $18.9771                                      $18.9771



Ending value of
hypothetical investment
(EV) = P  x  (B/A)                                  $725.33                                       $725.33




Cumulative rate of total
return = ((EV/P)-1)  x  100                         -27.47%                                       -27.47%



Number of years
in period (n)                                          0                                             0


                       n
Net change factor (1+T)
= EV/P                                              0.72533                                       0.72533


Average annual compound
rate of total return (T)                              N/A                                           N/A





Number of years:                     0.75

                           SCHEDULE OF COMPUTATION OF
                        Total Return Information for the
                             Growth & Income Account


                                                  January 1, 2000                       9 months (From April 3, 2000
                                                         to                              commencement of operations
                                                 December 31, 2000                          to December 31, 2000)
                                                 -----------------                          ---------------------


Hypothetical initial                                 $1,000.00                                   $1,000.00
payment of $1,000 (P)

Accumulation unit value:

At start of period (A)                                $26.8134                                    $26.8134

At end of period (B)                                  $23.6914                                    $23.6914



Ending value of
hypothetical investment
(EV) = P  x  (B/A)                                    $883.57                                      $883.57




Cumulative rate of total
return = ((EV/P)-1)  x  100                           -11.64%                                      -11.64%



Number of years
in period (n)                                            0                                            0


                       n
Net change factor (1+T)
= EV/P                                                0.88357                                      0.88357


Average annual compound
rate of total return (T)                                N/A                                          N/A





Number of years:                     0.75

                           SCHEDULE OF COMPUTATION OF
                        Total Return Information for the
                          International Equity Account


                                                January 1, 2000                   9 months (From April 3, 2000
                                                       to                          commencement of operations
                                               December 31, 2000                     to December 31, 2000)
                                               -----------------                     ---------------------


Hypothetical initial                               $1,000.00                               $1,000.00
payment of $1,000 (P)

Accumulation unit value:

At start of period (A)                              $22.7839                                $22.7839

At end of period (B)                                $17.1311                                $17.1311



Ending value of
hypothetical investment
(EV) = P  x  (B/A)                                  $751.89                                 $751.89




Cumulative rate of total
return = ((EV/P)-1)  x  100                         -24.81%                                 -24.81%



Number of years
in period (n)                                          0                                       0


                       n
Net change factor (1+T)
= EV/P                                              0.75189                                 0.75189


Average annual compound
rate of total return (T)                              N/A                                     N/A





Number of years:                     0.08